ESCROW DEPOSIT AGREEMENT

AGREEMENT dated July 25, 2011, by and among Blue Sphere Corp., a Nevada corporation (the “Company”), having an address at 35 Asuta Street, Even Yehuda, Israel 40500, and Mark Radom (the “Provider”), having an address at Nachal Maor 10a/1, Ramat Bet Shemesh, and JSBarkats, PLLC (“JSBarkats” or the “Escrow Agent”), a New York State law firm, having an office at 18 East 41st Street, 19th Floor, New York, NY 10017. All capitalized terms not herein defined shall have the meaning ascribed to them in the Amendment to the Consulting Agreement by and between the Company and Shareholder, dated as of July 20, 2011, (the “Consulting Agreement”).

WITNESSETH:

WHEREAS, pursuant to the terms of the Agreement, the Company granted restricted shares to the Provicer in the circumstances described in the Consulting Agreement (the “Shares”) 4,500,000 shares of common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, the Provider desires to establish an escrow account with the Escrow Agent into which the Company shall instruct the Transfer Agent to deposit the Shares with Escrow Agent to be held in escrow on behalf of Provider and Escrow Agent is willing to accept said certificates to be disbursed in accordance with the terms hereinafter set forth;

WHEREAS, the Company and the Provider each represent and warrant to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and both parties understand that Escrow Agent is also Company’s corporate counsel.

NOW, THEREFORE, IT IS AGREED as follows:

1.           Delivery of Escrowed Shares.

(a)           The Company shall instruct Transfer Agent to deliver to Escrow Agent all Escrowed Shares to be held by Escrow Agent on behalf of Provider.  Provider will provide Escrow Agent with the name, address and social security number or taxpayer identification number of each individual or entity owning those Shares. In the event that the Provider’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Transfer Agent, then the Company agrees to promptly provide Escrow Agent with such information. The Shares shall be deposited with Escrow Agent and will remain in stock certificates entitled “JSBarkats as Escrow Agent for Mark Radom” (the “Escrow Account”).

(b)           The Shares deposited into the Escrow Account are referred to as the “Escrow Shares.”

(c)           The Escrow Agent shall have no duty or responsibility to enforce the collection or demand distribution of any Escrow Shares deposited into the Escrow Account.

(d)           Escrow Agent shall hold all Escrow Shares in the Escrow Account free from any lien, claim or offset of Escrow Agent, except as set forth herein and may be held on the record by Transfer Agent.

2.           Release of Escrow Shares.  The Escrow Shares shall be distributed by the Escrow Agent to the Provider on the date that is 24 months from the date hereof.

3.           Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)           The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Company or the Provider to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and the Provider are stated in Schedule II, which is attached hereto and made an integral part hereof. The Company and the Provider may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)           The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)           The Company and the Provider each agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent, in good faith, arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by a breach of this Escrow Agreement by the Escrow Agent or by the Escrow Agent’s gross negligence or willful misconduct.

(d)           Conflict Waiver. The Provider hereby acknowledges that the Escrow Agent is corporate counsel to the Company.  The Provider agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Company and the Provider will not seek to disqualify such counsel and waives any objection Provider might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

(e)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Shares until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Shares to a court of competent jurisdiction.

(f)           The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies or securities be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent, to the extent not prohibited by applicable law, shall be (i) to accept Common Stock or other instruments to the Escrow Agent for the Escrow Account and deposit said Common Stock into the non-interest bearing Escrow Account, or held on the record by Transfer Agent and (ii) to disburse or refrain from disbursing the Escrow Shares as stated above, provided that a written notice is provided by the Company and counter-signed by Provider and are available for withdrawal.

4.           Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving 15 days prior written notice of such resignation to the Company and the Provider. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Shares, which it receives until the end of such 15-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing funds in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by the Company, the Escrow Agent shall promptly deliver the Escrow Shares to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 15 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Shares and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Shares.

5.           Termination.  The Company and the Provider may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and the Provider shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and the Provider turn over to such successor escrow agent all of the Escrow Shares; provided, however, that if the Company and Provider fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and JSBarkats shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Shares.

6.           Investment.  All funds received by the Escrow Agent will be held only in non-interest bearing bank accounts on the record and with Transfer Agent.

7.           Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $1,500 which fee shall be paid by the Company and/or Provider promptly before the issuance of each tranche of vested Shares with the letter from Escrow Agent to Transfer Agent. In addition, the Company shall be obligated to reimburse Escrow Agent for all costs and expenses reasonably incurred in good faith in connection with the Escrow Account and this Agreement, including reasonable counsel fees, provided such fees are approved in advance in writing by the Company, which approval shall not be unreasonably withheld or delayed.  Neither the modification, cancellation, termination or rescission of this Agreement, nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or be reimbursed or paid for any fees, costs or expenses that have been incurred or become due prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such costs or expenses or any such fees become due prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

8.           Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, in each case costs prepaid, to the addresses set forth below.

If to the Company:

Blue Sphere Corp.
35 Asuta Street
Even Yehuda, Israel 40500
Attention:  Mr. Shlomo Palas, CEO

If to the Provider:

Mark Radom
Nachal Maor 10a/1
Ramat Bet Shemesh 99623

If to Escrow Agent:

JSBarkats, PLLC
18 East 41st Street #19 fl.
NY, NY, 10017
Attention:  Rachel Abramovitz, Esq.
Fax:  (646) 607-5544

9.           General.

(a)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State without regard to choice of law principles.  Any action brought hereunder shall be brought in the state and federal courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)           This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

 (c)           All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, and their respective successors and assigns.

(d)           This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)           If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)           This Agreement and any amendment or modification of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

10.           Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any amendment or termination of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

BLUE SPHERE CORP

By:
Name: Shlomo Palas
Title: Chief Executive Officer

PROVIDER

By:
Name: Mark Radom
Title: Chief Carbon Officer

ESCROW AGENT

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

Date: __________________

Dear _________________:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated June 17, 2011, by and among Blue Sphere Corp. (the “Company”), Mark Radom (the “Provider”) and JSBarkats, PLLC (the “Escrow Agent”), the Company hereby notifies the Escrow Agent that the Outside Termination Date has been extended to __________ __, 20__ (the “Final Termination Date”).

Very truly yours,

BLUE SPHERE Corp.

By:
Name: Shlomo Palas
Title: Chief Executive Officer

EXHIBIT B

FORM OF ESCROW RELEASE NOTICE

Date:

JSBarkats, PLLC
18 East 41st Street
19th Fl.
NY, NY 10017
Attention: Rachel Abramovitz, Esq., and Escrow Agent

Dear Rachel:

In accordance with the terms of paragraph 2 of an Escrow Deposit Agreement dated June 17, 2011, by and among Blue Sphere Corp., (the “Company”), Mark Radom (the “Provider”) and JSBarkats (the “Escrow Agent”), the Company and the Provider hereby represent that 100% of the Escrow Shares be delivered to provider and confirm that a $1,500 per tranche was wired to Escrow Agent thus, both parties hereby notify the Escrow Agent that a closing will be held on ___________ for the transfer aggregate amount of ___________________ shares.

PLEASE ISSUE LETTER TO ISSUE SHARES TO TRANSFER AGENT AS FOLLOWS:

:	to

:	to

:	to

Very truly yours,

BLUE SPHERE CORP.,

By:
Name: Shlomo Palas
Title: CEO

PROVIDER

By:
Name: Mark Radom
Title: Chief Carbon Officer

Schedule I

__________________AGREEMENT

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of Blue Sphere Corp.

Name	True Signature

Shlomo Palas, Chief Executive Officer

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of ______________________[Provider]

Name	True Signature

_____________, Chief Executive Officer

______________, Chief Financial Officer